EXHIBIT 10.7

                             STOCK OPTION AGREEMENT
                            [Executive Non-Qualified]


                  AGREEMENT made as of the 11th day of January, 1999, by and between KIRLIN HOLDING CORP., a Delaware corporation (the "Company"), and David
O. Lindner (the "Executive").

                  WHEREAS, on January 11, 1999 (the "Grant Date"), pursuant to the terms and conditions of the Kirlin Holding Corp. 1996 Stock Plan (the "Plan"), the Board of Directors of the Company authorized the grant to the Executive of an option (the "Option") to purchase an aggregate of 66,000 shares of the authorized but unissued Common Stock of the Company, $.0001 par value (the "Common Stock"), conditioned upon the Executive's acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan; and

                  WHEREAS, the Executive desires to acquire the Option on the terms and conditions set forth in this Agreement and subject to the terms of the Plan;

                  IT IS AGREED:

                  1. Grant of Stock Option. The Company hereby grants the Executive the Option to purchase all or any part of an aggregate of 66,000 shares of Common Stock (the "Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

                  2. Non-Incentive Stock Option. The Option represented hereby is not intended to be an Option which qualifies as an "Incentive Stock Option" under Section 422 of the Internal Revenue Code of 1986, as amended.

                  3. Exercise Price. The exercise price of the Option shall be $3.875 per share, subject to adjustment as hereinafter provided.

                  4. Exercisability. This Option is exercisable, subject to the terms and conditions of the Plan, as follows: (i) the right to purchase 33-1/3% of the Option Shares shall be exercisable on and after January 1, 2000 (ii) the right to purchase an additional 33-1/3% of the Option Shares shall be exercisable on and after January 1, 2001; and (iii) the right to purchase the remaining 33-1/3% shall be exercisable on or after January 1, 2002. After a portion of the Option becomes exercisable, it shall remain exercisable except as otherwise provided herein, until the close of business on January 10, 2009 (the "Exercise Period").

                  5.       Effect of Termination of Employment.

                           5.1.     Termination Due to Death.  If Executive's
employment by the Company terminates by reason of death, the portion of the Option, if any, that was exercisable as of the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Executive under the will of the Executive, for a period of one year from the date of such death or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of death shall immediately terminate upon death.




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                           5.2.     Termination Due to Disability.  If
Executive's employment by the Company terminates by reason of Disability (as such term is defined in the Plan), the portion of the Option, if any, that was exercisable as of the date of termination of employment may thereafter be exercised by the Executive or legal representative for a period of one year from the date of the termination of employment or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of the termination of employment shall immediately terminate upon the termination of employment.

                           5.3.     Other Termination.

                                    (a)     If Executive's employment is
terminated by the Company for "cause" as defined below (or, if there is a written employment agreement then in effect between the Company and the Executive ("Employment Agreement") and such Employment Agreement provides for termination for "cause", the definition of "for cause" in such Employment Agreement shall control), or the Executive for any reason other than the Company's breach of an Employment Agreement, if any, the Option, whether or not then exercisable, shall immediately expire upon such termination.

                                    (b)     The Company may, in the event the
Executive's employment is terminated for "cause", require the Executive to return to the Company the economic value of any Option Shares purchased hereunder by the Executive within the six month period prior to the date of termination. In such event, the Executive hereby agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Option Shares on the date of termination (or the sales price of such Shares if the Option Shares were sold during such six month period) and the Exercise Price of such Shares.

                                    (c)     If Executive's employment is
terminated by the Company for any reason other than as specified in Section 5.1,
5.2 or 5.3(a) hereof, then the Option shall not terminate, whether or not then exercisable, and it shall continue to become exercisable pursuant to the schedule provided in Section 4 hereof and once exercisable shall continue in full force and effect during the Exercise Period.

                                    (d)     For purposes of this Agreement,
termination for "cause" shall mean termination as a result of (i) Executive's conviction for, or plea of guilty or nolo contendere to, a felony or a crime involving moral turpitude (which, through lapse of time or otherwise, is not subject to appeal); (ii) the imposition of a permanent bar from association with a securities or member firm by any federal, state, regulatory agency or self-regulatory body against Executive and after exhaustion of all judicial and administrative appeals therefrom; (iii) willful misconduct as an employee of the Company, or willful or reckless disregard of his responsibilities as an officer, director and employee of the Company, provided, however, if termination is a result of the circumstances described in this clause (iii), the Company must provide written notice to Executive specifying the conduct with reasonable particularity and termination cannot result if Executive shall have cured such conduct within 60 days after Executive shall have received such notice or shall have taken reasonable steps to cure such conduct and shall have diligently proceeded thereafter to eliminate it.


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                           5.4.     Non-Solicitation of Employees.  If at any
time while Executive is employed by the company or during a period of six months from the date of termination of said employment for any reason other than Executive's voluntary termination as a result of the Company's failure to perform all of its then existing employment obligations to Executive (the "Restricted Period"), Executive causes or influences any employee then employed by the Company or any subsidiary of the Company to work in any way for Executive or in any business enterprise in which Executive is participating, whether as an employee, consultant, advisor, agent, owner, partner, co-venturer, principal, stockholder, director or otherwise, directly or indirectly, the Board, in its sole discretion, may require such Executive to return to the Company the economic value of any Option Shares purchased hereunder by the Executive within the six month period prior to the date of termination of employment and may cancel any unexercised options. In such event, Executive agrees to remit the economic value to the Company in accordance with Section 5.3(b).

                  6. Withholding Tax. Not later than the date as of which an amount first becomes includible in the gross income of the Executive for Federal income tax purposes with respect to the Option, the Executive shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Executive from the Company.

                  7. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, consolidation, recapitalization, dividend (other than cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the number of issued shares of Common Stock, the Company shall proportionally adjust the number and kind of Option Shares and the exercise price of the Option in order to prevent the dilution or enlargement of the Executive's proportionate interest in the Company and her rights hereunder, provided that the number of Option Shares shall always be a whole number.

                  8.       Method of Exercise.

                           8.1.     Notice to the Company.  The Option shall be
exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice.

                           8.2.     Delivery of Option Shares.  The Company
shall deliver a certificate for the Option Shares to the Executive as soon as practicable after payment therefor.

                           8.3.     Payment of Purchase Price.

                                    8.3.1.  Cash Payment.  The Executive shall
make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.


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                                    8.3.2.  Cashless Payment.  At the election
of the Executive, the purchase price for any or all of the Option Shares to be acquired may be paid by: (i) the surrender of shares of Common Stock of the Company held by or for the account of the Executive with a fair market value equal to the purchase price multiplied by the number of Option Shares to be purchased, or (ii) the surrender of any exercisable but unexercised portion of the Option having a fair market value equal to the purchase price multiplied by the number of Option Shares to be purchased. In either case, the fair market value of the surrendered shares or options shall be determined as of the date of exercise as follows: "Fair market value" of the Common Stock means, as of the exercise date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last day trading day preceding such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price of the Common Stock on the last trading day preceding such date for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or
(ii) above, such price as the Company shall determine, in good faith. The "fair market value" of a surrendered portion of the Option means, as of the exercise date, an amount equal to the excess of the total fair market value of the shares of Common Stock underlying the surrendered portion of the Option (as determined in accordance with the immediately preceding sentence) over the total purchase price of such shares of Common Stock underlying the surrendered portion of the Option. The Company shall issue a certificate or certificates evidencing the Option Shares as soon as practicable after the notice and payment is received. The certificate or certificates evidencing the Option Shares shall be registered in the name of the person or persons so exercising the Option.

                                    8.3.3.  Payment Price of Withholding Tax.
Any required withholding tax may be paid in cash or with Common Stock in accordance with Sections 8.3.1. and 8.3.2.

                                    8.3.4.  Exchange Act Compliance.
Notwithstanding the foregoing, the Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of "recapture" under Section 16(b) of the Securities Exchange Act of 1934; (ii) such shares of Common Stock may not be sold or transferred to the Company; or (iii) such transfer could create legal difficulties for the Company.

                  9. Nonassignability. The Option shall not be assignable or transferable except by will or by the laws of descent and distribution in the event of the death of the Executive. No transfer of the Option by the Executive by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.


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                  10. Company Representations. The Company hereby represents and warrants to the Executive that:

                           (i) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

                           (ii) the Option Shares, when issued and delivered by the Company to the Executive in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

                  11. Executive Representations. The Executive hereby represents and warrants to the Company that

                           (i) he or she is acquiring the Option and shall acquire the Option Shares for his or her own account and not with a view towards the distribution thereof;

                           (ii) he or she has received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

                           (iii) he or she understands that he or she must bear the economic risk of the investment in the Option Shares, which cannot be sold by his or her unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

                           (iv) in his or her position with the Company, he or she has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                           (v) he or she is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

                           (vi) in the absence of registration under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legend:

                           "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."



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                  12. Restriction on Transfer of Option Shares. Anything in this
Agreement to the contrary notwithstanding, the Executive hereby agrees that he or she shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him or her without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Executive has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

                  13.      Miscellaneous.

                           13.1.    Notices.  All notices, requests, deliveries,
payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the Company at its principal executive office and to the Executive at his address set forth below, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

                           13.2.    Plan Paramount; Conflicts with Plan.  This
Agreement and the Option shall, in all respects, be subject to the terms and conditions of the Plan, whether or not stated herein. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

                           13.3.    Stockholder Rights.  The Executive shall not
have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

                           13.4.    Waiver.  The waiver by any party hereto of a
breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

                           13.5.    Entire Agreement.  This Agreement
constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Executive and the Company.

                           13.6.    Binding Effect; Successors.  This Agreement
shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

                           13.7.    Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

                           13.8.    Headings.  The headings contained herein are
for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.


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                  IN WITNESS WHEREOF, the parties hereto have signed this
Agreement as of the day and year first above written.

Executive:                              KIRLIN HOLDING CORP.

/s/ David O. Lindner                         /s/ Anthony J. Kirincic
____________________________            By: ____________________________
David O. Lindner                           Anthony J. Kirincic, President





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                                                                      EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

--------------------
           DATE

Kirlin Holding Corp.

Attention:  Board of Directors

                           Re:      Purchase of Option Shares

Gentlemen:

                  In accordance with my Stock Option Agreement dated as of January 11, 1999 ("Agreement") with Kirlin Holding Corp. (the "Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock, par value $.0001 per share ("Common Stock"), which are being purchased for investment and not for resale.

                  As payment for my shares, enclosed is (check and complete applicable box[es]):

                  |_| a [personal check] [certified check] [bank check] payable to the order of "Kirlin Holding Corp." in the sum of $_________;

                  |_| confirmation of wire transfer in the amount of $_____________; and/or

                  |_| certificate for ____ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the Company's 1994 Stock Plan) of $_________.

                  |_| I hereby surrender that portion of the unexercised, but exercisable, portion of the Option having a fair market value equal to the purchase price multiplied by the number of shares of Common Stock being purchased hereunder, to wit: the Option to purchase _____ Option Shares.

                  I hereby represent, warrant to, and agree with, the Company that

                    (i) I am acquiring the Option Shares for my own account and not with a view towards the distribution thereof;

                    (ii) I have received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

                    (iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;





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                    (iv) in my position with the Company, I have had both
the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons act ing on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                    (v) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

                    (vi) my rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of this Company's 1996 Stock Plan and this Agreement; and

                    (vii) in the absence of registration under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legends:

                "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

Kindly forward to me my certificate at your earliest convenience.

Very truly yours,


------------------------------                   ------------------------------
(Signature)                                          (Address)

------------------------------                   ------------------------------
(Print Name)                                         (Address)

                                                 ------------------------------
                                                     (Social Security Number)



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